Exhibit (d)(8)

Schedule A

Trusts and Portfolios Covered by the Master International Fixed-Income Research Agreement, dated as of October 1, 2003 between

Fidelity International Investment Advisors

and

Fidelity Investments Money Management, Inc.

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund	Fixed Income	10/01/2003
Fidelity California Municipal Trust	Spartan California Municipal Income Fund	Fixed Income	10/01/2003
Fidelity California Municipal Trust	Fidelity California Short-Intermediate Tax-Free Bond fund	Fixed Income	10/25/05
Fidelity Court Street Trust	Spartan Connecticut Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Court Street Trust	Spartan Florida Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Court Street Trust	Spartan New Jersey Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Devonshire Trust	Spartan Tax-Free Bond Fund	Fixed Income	10/01/2003
Fidelity MA Municipal Trust	Spartan Massachusetts Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Michigan Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Minnesota Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Ohio Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Pennsylvania Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Municipal Trust	Spartan Short-Intermediate Municipal Income Fund	Fixed Income	10/01/2003
Fidelity NY Municipal Trust	Spartan New York Municipal Income Fund	Fixed Income	10/01/2003
Fidelity School Street Trust	Spartan Intermediate Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Union Street Trust	Spartan Arizona Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Union Street Trust	Spartan Maryland Municipal Income Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Government Investment Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund	Fixed Income	10/01/2003
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund	Fixed Income	10/01/2003
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund	Fixed Income	10/01/2003
Fidelity Boston Street Trust	Fidelity Target Timeline 2003	Fixed Income	10/01/2003
Fidelity Commonwealth Trust	Fidelity Intermediate Bond Fund	Fixed Income	10/01/2003
Fidelity Concord Street Trust	Fidelity U.S. Bond Index Fund	Fixed Income	10/01/2003
Fidelity Concord Street Trust	Spartan Short-Term Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Concord Street Trust	Spartan Intermediate Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Concord Street Trust	Spartan Long-Term Treasury Bond Index Fund	Fixed Income	11/17/2005
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund	Fixed Income	10/01/2003
Fidelity Fixed-Income Trust	Spartan Government Income Fund	Fixed Income	10/01/2003
Fidelity Garrison Street Trust	Fidelity Ultra-Short Central Fund	Fixed Income	10/01/2003
Fidelity Garrison Street Trust	VIP Investment Grade Central Investment Portolio	Fixed Income	06/23/2006
Fidelity Income Fund	Fidelity Ginnie Mae Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Government Income Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Intermediate Government Income Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Total Bond Fund	Fixed Income	10/01/2003
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund	Fixed Income	10/01/2003
North Carolina Capital Management Trust	Term Portfolio	Fixed Income	10/01/2003
Variable Insurance Products Fund II	Investment Grade Bond Portfolio	Fixed Income	10/01/2003
Colchester Street Trust	Tax-Exempt Portfolio	Money Market	10/01/2003
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund	Money Market	10/01/2003
Fidelity California Municipal Trust II	Spartan California Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Fidelity Florida Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Court Street Trust II	Spartan New Jersey Municipal Money Market Fund	Money Market	10/01/2003
Fidelity MA Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund	Money Market	10/01/2003
Fidelity MA Municipal Trust	Spartan Massachusetts Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund	Money Market	10/01/2003
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund	Money Market	10/01/2003
Fidelity New York Municipal Trust II	Spartan New York Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund	Money Market	10/01/2003
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund	Money Market	10/01/2003
Fidelity Union Street Trust II	Spartan Municipal Money Fund	Money Market	10/01/2003
Newbury Street Trust	Tax-Exempt Fund	Money Market	10/01/2003
Colchester Street Trust	Government Portfolio	Money Market	10/01/2003
Colchester Street Trust	Money Market Portfolio	Money Market	10/01/2003
Colchester Street Trust	Prime Money Market Portfolio	Money Market	10/01/2003
Colchester Street Trust	Treasury Only Portfolio	Money Market	10/01/2003
Colchester Street Trust	Treasury Portfolio	Money Market	10/01/2003
Fidelity Garrison Street Trust	Fidelity Money Market Central Fund	Money Market	10/01/2003
Fidelity Hereford Street Trust	Spartan Money Market Fund	Money Market	10/01/2003
Fidelity Hereford Street Trust	Spartan U.S. Government Money Market Fund	Money Market	10/01/2003
Fidelity Hereford Street Trust	Spartan U.S. Treasury Money Market Fund	Money Market	10/01/2003
Fidelity Money Market Trust	Retirement Government Money Market Portfolio	Money Market	10/01/2003
Fidelity Money Market Trust	Retirement Money Market Portfolio	Money Market	10/01/2003
Fidelity Phillips Street Trust	Fidelity Cash Reserves	Money Market	10/01/2003
Fidelity Phillips Street Trust	Fidelity U.S. Government Reserves	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Cash Central Fund	Money Market	10/01/2003
Fidelity Revere Street Trust	Fidelity Securities Lending Cash Central Fund	Money Market	10/01/2003
Fidelity Select Portfolios	Money Market Portfolio	Money Market	10/01/2003
Newbury Street Trust	Prime Fund	Money Market	10/01/2003
Newbury Street Trust	Treasury Fund	Money Market	10/01/2003
North Carolina Capital Management Trust	Cash Portfolio	Money Market	10/01/2003
Variable Insurance Products Fund	Money Market Portfolio	Money Market	10/01/2003

Solely for purposes of Section 3 ("Compensation") of the Agreement, the following funds are deemed listed on Schedule A:

Name of LLC	Name of Portfolio	Type of Fund	Effective Date
Fidelity Central Investment Portfolios LLC	Tactical Income Central Investment Portfolio	Fixed-Income	09/16/2004

Agreed and Accepted
as of September 1, 2006

Fidelity Investments Money Management, Inc.		\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Fidelity International Investment Advisors

By:	/s/JS Wynant		By:	/s/David J. Saul
Name:	JS Wynant		Name:	David J. Saul
Title:	Treasurer		Title:	Director